UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Item 1.01	Entry Into a Material Definitive Agreement

In connection with the commencement by Redwood Trust, Inc. (the “Company”) of its “continuous equity offering,” pursuant to which the Company may sell up to an aggregate of $150,000,000 of the Company’s common stock, par value $0.01 per share (the “Shares”) from time to time in “at the market” offerings (the “Offering”), on November 14, 2018, the Company previously entered into a distribution agreement (as amended, the “Original Agreement”) by and between the Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and JMP Securities LLC, as agents and/or principals, for the offer and sale of the Shares (together, the “Initial Agents”).

On March 4, 2020, the Company entered into an amendment (the “Second Amendment”) to the Original Agreement with the Initial Agents and Nomura Securities International, Inc. to increase the aggregate amount of the Offering from $150,000,000 to $175,000,000 and to permit Nomura Securities International, Inc. to join the program as an additional agent and/or principal.

Under the Original Agreement, the Company has offered and sold $62,372,565.84 of the Company’s common stock through the date hereof.

On March 4, 2020, the Company also filed a prospectus supplement, dated March 4, 2020 (the “Prospectus Supplement”), in connection with the offer and sale of the Shares. The Shares will be issued pursuant to the Prospectus Supplement and the Company’s shelf registration statement on Form S-3 (File No. 333-231338), which was filed with the SEC, and originally became effective on, May 9, 2019.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as an exhibit to this Current Report and incorporated herein by reference.

The company is filing the opinion of its Maryland counsel, Venable LLP, regarding the legality of the Shares that may be issued pursuant to the Amendment. The opinion is filed as Exhibit 5.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Amendment No. 2 to Distribution Agreement, dated March 4, 2020, by and among Redwood Trust, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, JMP Securities LLC and Nomura Securities International, Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2020	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: Executive Vice President, General Counsel, and Secretary